REGISTRATION RIGHTS AGREEMENT

	This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of May 10, 1995 by and between SIGNAL
APPAREL COMPANY, INC., an Indiana corporation (the "COMPANY"), and MARVIN WINKLER, SHERRI WINKLER and MW HOLDINGS, L.P. or their registered assigns (collectively, the "HOLDER") pursuant to the Marvin Winkler Employment Agreement, dated April 1, 1995 (the "EMPLOYMENT AGREEMENT"), between the Company and Marvin Winkler and the Warrant Certificate of even date therewith issued by the Company to Marvin Winkler relating to 1,000,000 shares of Common Stock (the "WARRANT CERTIFICATE").



	The parties hereby agree as follows:

	1. DEFINITIONS. Capitalized terms used herein without definition shall have their respective meanings set forth in the Employment Agreement or Warrant Certificate. As used in this Agreement, the following terms shall have the following meanings:

		ADVICE:  See Section 4(m) hereof.

		AFFILIATE: "Affiliate" means, with respect to any specified person, (i) any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person or (ii) any executive officer or director of such other person. For purposes of this definition, the term "control" (including the terms
"controlling," "controlled by," and "under common control with") of a person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

		BUSINESS DAY:  Each Monday, Tuesday, Wednesday,
Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

		COMMON STOCK: The shares of common stock, $0.01 par value per share, of the Company.

		EFFECTIVE DATE: The date on which the Employment
Agreement becomes effective.

		EMPLOYMENT AGREEMENT: As such term is defined in the first paragraph of this Agreement.

		EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

		EXPIRATION DATE: The fifth anniversary of the Effective Date; provided, however, that in the event that the Company delays the filing of the Registration Statement pursuant to the terms hereof, the Expiration Date shall be extended by the same number of days that the Company defers the filing of the Registration Statement.

		HOLDER'S COUNSEL : Jeffer, Mangels, Butler & Marmaro, or such other legal counsel for Holder reasonably acceptable to the Company.

		LOSSES:  See Section 6(a) hereof.

		PERSON: An individual, partnership, corporation, trust or unincorporated organization, or government or agency or political subdivision thereof.

		PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including, without limitation, with respect to the terms of the offering of any portion of the Shares covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

		REGISTRABLE SECURITIES:  See Section 2(a) hereof.

		REGISTRATION EXPENSES:  See Section 5 hereof.

		REGISTRATION STATEMENT: Any registration statement of the Company which covers any of the Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.


		RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

		RULE 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

		SEC:  The Securities and Exchange Commission.

		SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

		SHARES: (a) The Common Stock now owned by Holder or subsequently acquired pursuant to exercise of the Warrants, together with (b) any shares of Common Stock distributed to Holder in respect of the Shares as a result of any stock split, stock dividend or other reclassification or recapitalization of the Company and (c) any shares of capital stock or other securities resulting from any stock split or reverse split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or any successor company which may be received by the Holder or its successors or assigns by virtue of its or their ownership of Shares, until, in the case of any such Common Stock, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144.

		SUBSIDIARIES: The Company's significant subsidiaries as determined by Rule 1-02 of Regulation S-X.

		UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

		WARRANTS: Warrants issued under the Warrant
Certificate.

	2.      REGISTRATION RIGHTS.

	(a) DEMAND REGISTRATION RIGHTS. On any two occasions prior to the Expiration Date, following the receipt of a written registration request (a "DEMAND NOTICE") (which request shall specify the intended method of disposition by Holder) signed by
Holder to register Shares under the Securities Act (provided that such request covers an aggregate of at least 500,000 Shares), the Company shall file with the Commission and use its best efforts to cause to become effective as promptly as practicable a registration statement covering at least all of the Shares requested to be registered by Holder, all to the extent requisite to permit the disposition in the United States by Holder of the Shares so registered ("DEMAND REGISTRATION"); provided, however, that the
Company shall not be obligated to effect a Demand Registration (i) prior to the date which is 90 calendar days after the closing date of any previous United States public offering of the Company's securities, (ii) if the Company has given notice to Holder that the Company expects to file a registration statement within 30 days or while the Company has a public offering in registration, (iii) at any time or in any manner which is in conflict with the rights granted to holders of registrable securities pursuant to
that certain Registration Rights Agreement dated as of November 22, 1994 by and between the Company and Kidd, Kamm Equity Partners,
L.P., as nominee (the "KKEP AGREEMENT"), unless the holders of such rights have explicitly waived any such conflict in writing, or (iv)
if two Demand Registrations with respect to all or a portion of the Shares have previously been requested. Should the Company refuse to effect a Demand Registration pursuant to subsections (i), (ii) or
(iii) above, such request shall not be considered an exercise of the right to demand registration granted by this Section. If other selling shareholders or the Company shall also propose to include shares of Common Stock in a Demand Registration, and if the number of includable shares shall exceed the total number of shares of
Common Stock proposed to be registered by such other selling shareholders and/or the Company and Shares proposed to be registered (all such securities proposed to be registered in a registration subject to this Section 2 are sometimes referred to herein as the "REGISTRABLE SECURITIES"), the Registrable Securities shall be included in the Demand Registration in the following priority: first, the Registrable Securities held by Holder, and second, the Registrable Securities proposed to be registered by the Company or other selling shareholders, allocated among them in such manner as they shall determine. If Holder shall have requested a Demand Registration and the Company shall have thereafter withdrawn such registration statement as allowed by this Agreement, in addition to such other rights and remedies that the Holder may be entitled to, Holder shall not be deemed to have made a request for
registration under this Section 2(a).   Holder agrees to exercise
all Warrants for which it has demanded registration of Shares issuable thereunder on the effective date of such registration.


	(b) PIGGY BACK REGISTRATION RIGHTS. (i) If at any time prior to the Expiration Date, the Company proposes to file a registration statement with the Commission (other than in connection with a rights offering to shareholders, an exchange offer, a registration statement on Form S-8 or Form S-4 or any successor to such forms (relating to employee benefit plans, an acquisition of another entity or a merger), in connection with a dividend reinvestment plan, the conversion of any convertible securities, or a stand-by underwriting with respect to the call of a warrant, option, right or convertible securities for redemption) with respect to shares of Common Stock, then the Company shall in each case give written notice (the "COMPANY NOTICE") of such proposed filing to Holder at least fifteen (15) calendar days before the anticipated filing date of such registration statement. Such notice shall offer to Holder the opportunity to include in such registration statement such number of Shares as Holder may request. Holder shall notify the Company of its desire to register Shares pursuant this Section 2(b) within ten (10) days following receipt of the Company Notice. The Company shall not be required to honor any such request (A) if, in the opinion of counsel to the Company reasonably acceptable to Holder, registration under the Securities Act is not required for the transfer of the Shares in the manner proposed by Holder; (B) to register in the aggregate fewer than 100,000 Shares held by Holder (provided that if such Shares have been excluded from registration pursuant to Section 2(b)(ii) hereof, the Company shall honor any such request to register fewer than 100,000 Shares so long as the number of Shares subject to such request constitutes all of the remaining Shares then held by Holder); (C) if two registrations under this Section 2(b) with respect to all or a portion of the Shares have previously been requested and none of the Shares requested to be included in the second such registration have been excluded pursuant to Section 2(b)(ii) hereof or (D) if such request is in conflict with the rights granted to holders of registrable securities pursuant to the KKEP Agreement, unless the holders of such rights have explicitly waived any such conflict in writing. The Company shall permit, or shall use its best efforts to cause the managing underwriter of a proposed offering to permit, Holder to include Shares in the proposed offering on the same terms and conditions as applicable to the shares of Common Stock offered by the Company and/or for the account of any person other than the Company, as the case may be.
If Holder shall have requested a registration of the Shares under this Section 2(b) and the Company shall have thereafter withdrawn such registration statement, in addition to such other rights and remedies that the Holder may be entitled to, Holder shall not be deemed to have made a request for registration under this Section 2(b) as a result thereof.

		(ii) Notwithstanding the foregoing, if any such managing underwriter shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Shares requested to be included pursuant to Section 2(b)(i) in the registration concurrently with the shares of Common Stock being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then such Shares shall be excluded from the registration. If other shareholders of the Company are entitled to piggy back registration rights and the number of includable shares exceeds the total number of shares that may be registered, the shares shall be included in the registration in proportion to the number of Shares proposed to be sold by Holder and the number of Registrable Securities proposed to be registered by such other selling shareholders.

		(c) The Company shall not be required to undergo any special audit to effect any Registration Statement under this
Section 2, and if such a special audit would be required in order to file or effect a Registration Statement hereunder, the Company shall be entitled to delay the filing or effectiveness of such Registration Statement until a reasonable period of time following the completion of the Company's regular audit in the ordinary course of the Company's activities.


		(d) The Company shall be entitled to (A) postpone the filing of a Registration Statement required to be prepared and filed by it under Section 2(a) hereof or (B) withdraw any Registration Statement which has been prepared and filed by it following a request by Holder under Section 2(a) hereof (but which has not yet been declared effective), for a period of up to one hundred eighty (180) days from the Postponement Date (as defined below) if, in either case, the Company reasonably and in good faith determines that such registration would interfere in any material respect with any financing or any material acquisition or disposition by the Company or any subsidiary thereof of the capital stock or substantially all of the assets of any other Person (other than in the ordinary course of business), any tender offer or any merger, consolidation, corporate reorganization or restructuring or other similar transaction material to the Company and its subsidiaries as a whole. The Company shall be entitled to postpone or withdraw any Registration Statement under which Holder requests registration of Shares pursuant to Section
2(b) hereof (y) without restriction with respect to a filing relating only to shares offered by the Company and (z) subject only to restrictions expressly agreed upon by the Company and other selling shareholders in an offering for the account of such selling shareholders. The Company shall send written notice of each exercise of its postponement or withdrawal rights under this
Section 2(c) (any such notice a "POSTPONEMENT NOTICE") to Holder specifying, in reasonable detail, the reason therefor (the date such Postponement Notice is sent is referred to herein as the "POSTPONEMENT DATE"). The Company shall make every reasonable effort to have a Registration Statement subject to Section 2(a) hereof which is the subject of a Postponement Notice pursuant to this Section 2(d) filed and declared effective on or before the 180th calendar day immediately following any Postponement Date hereunder; provided that, the Company shall not suspend the Registration Statement for more than 180 consecutive days in any twelve month period.

	(e) Notwithstanding any other provision of this Agreement to the contrary, a registration requested pursuant to this
Section 2 shall not be deemed to have been effected unless (i) it has been declared effective by the SEC and the Company keeps such Registration Statement effective for a continuous period of six
(6) months after the effective date thereof or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; PROVIDED HOWEVER, that a Registration Statement which does not become effective after the Company has filed such Registration Statement solely by reason of the refusal to proceed of the Holder, in connection with a registration under Section 2(a), or holders of a majority of the Registrable Securities included therein, in connection with a registration under Section 2(b), shall be deemed to have been effected by the Company unless the Holder or holders, as the case may be, shall have elected to pay all of the Company's out-of-pocket expenses in connection with such Registration Statement and (ii) all of the conditions to closing specified in the purchase agreement or underwriting agreement, if any, entered into in connection with such registration have been satisfied, other than conditions which have not been satisfied by reason of an act or omission by the Holder.

	3.      HOLDBACK AGREEMENTS.

	(a) To the extent not inconsistent with applicable law, Holder agrees with the Company and, in the case of an underwritten public offering with the managing underwriters, not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14-day period prior to, or during the first 90 days (or, in the case of an underwritten public offering, such other longer period reasonably requested by the managing underwriters) during which such Registration Statement referred to in Section 2 hereof is effective (except as part of such registration) if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing underwriter(s) in the case of an underwritten public offering.

	(b) The Company agrees not to effect any public sale or distribution on its own behalf of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (other than any such sale or distribution of shares of Common Stock in connection with (i) any established employee benefit plan of the Company or (ii) any merger or consolidation by the Company or any subsidiary thereof or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other Person), during the 14 day period prior to, or during the first
90 days (or, in the case of an underwritten public offering, such other longer period reasonably requested by the managing underwriters) during which a Registration Statement referred to in Section 2(a) hereof is effective.


	4. REGISTRATION PROCEDURES. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of Shares in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

		(a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of Shares in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, in connection with a registration pursuant to Section 2(a) hereof, before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file) the Company shall furnish to Holder and to the managing underwriters of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of Holder and such underwriters, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto
(other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange requirements to file) to which Holder or the managing underwriter, if any, shall reasonably object within two full Business Days.

		(b) Prepare and file with the SEC such amendments and post- effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective following the applicable Effective Date; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration
Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

		(c) Notify Holder and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration
Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or of the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or of the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

		(d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest possible moment.

		(e) Subject to the last paragraph of this Section 4, if reasonably requested by the managing underwriters, if any, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Company agree should be included therein as required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has re-ceived notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to any Registration Statement consistent with clause (i) or (ii) above; provided, that the Company shall not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, necessary or advisable to comply with applicable law.

		(f) Furnish to Holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by Holder or underwriter).

		(g) Deliver to Holder and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Shares (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by Holder and the underwriters, if any, in connection with the offering and sale of the Shares covered by such Prospectus or any amendment or supplement thereto.

		(h) Prior to any public offering of the Shares, to register or qualify or cooperate with Holder and the underwriters, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the applicable
Registration Statement; PROVIDED, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

		(i)     In connection with a registration of Shares under
Section 2(a) hereof, use its best efforts to cause the Shares covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of Holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable Holder or the underwriters, if any, to consummate the disposition of such Shares.

		(j)     Upon the occurrence of any event contemplated by
Section 4(c)(v) or 4(c)(vi) above, prepare a supplement or post-
effective amendment to each	Registration Statement or a supplement
to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

		(k)     In connection with a registration of Shares under
Section 2(a) hereof, enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings and reasonably acceptable to the Company and its counsel) and take all such other actions in connection therewith
(including, in the event of an underwritten offering, those reasonably requested by the managing underwriters, if any, or Holder) in order to expedite or facilitate the disposition of such Shares and in such connection, whether or not an underwriting agreement is entered into and if the registration is an underwritten registration, (i) make such representations, and warranties, subject to the Company's ability to do so, to Holder and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and reasonably acceptable to the Company and its counsel, and to confirm the same if and when requested; (ii) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Holder's Counsel ) addressed to Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Holder's Counsel and underwriters; (iii) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company, for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to Holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by Holder's Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

		(l) If necessary in connection with a disposition of Shares pursuant to a Registration Statement, make available for inspection by a representative of Holder, any underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by Holder or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the executive officers, directors and employees of the Company and its Subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; PROVIDED, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom or (iii) disclosure of such records, information or documents, in the written opinion of counsel (reasonably acceptable to the Company) to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act), which opinion shall be delivered to the Company at least five days prior to the date on which such disclosure is sought, and PROVIDED FURTHER that any information obtained pursuant to this provision shall only be used in connection with the transaction for which such information was obtained and such information (and all copies thereof) shall be returned to the Company at the conclusion of such transaction.

		(m) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements (which need not be audited) satisfying the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities
Act) no later than 45 days after the end of any 12-month period
(or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

		(n) Cooperate with the Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters.

		(o) Cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holder or the managing underwriters, if any, provided that the applicable listing requirements are satisfied.

		(p) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable
Registration Statement.

		Notwithstanding anything in this Agreement to the contrary, Holder shall not be entitled to sell any Shares pursuant to a Registration Statement or to receive a Prospectus relating thereto unless Holder (A) has at such time a current intent to sell such Shares, and at the request of the Company confirms such intent in writing, and (B) has furnished the Company promptly after the Company's request, such information regarding Holder and the distribution of such Shares as the Company may from time to time request. The Company may refuse to register Shares in the event Holder does not furnish such information provided above. Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Holder not misleading.

		Holder agrees that, upon receipt of any notice from the Company of (A) the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv), 4(c)(v) or 4(c)(vi)
hereof or (B) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, Holder will forthwith discontinue disposition of such Shares covered by such Registration Statement or Prospectus until Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the
"ADVICE") by the Company that the use of the applicable
Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. The
Company shall use its best efforts to insure that the use of the Prospectus may be resumed as soon as practicable.
Notwithstanding the foregoing, the Company shall not suspend the Registration Statement for more than one hundred eighty consecutive days in any twelve month period.

		In the event the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when each selling holder of Registration Statement shall have received the copies of the supplemented or amended
Prospectus contemplated by Section 4(j) hereof or the Advice contemplated by the preceding paragraph.


	5.      Registration Expenses.

		(a) All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective; provided, however, that in the event that a Registration Statement filed by the Company hereunder does not become effective solely by reason of the refusal to proceed of (i) Holder, in connection with a registration of Shares under
Section 2(a) hereof, or (ii) of holders of a majority of the Registrable Securities included therein in connection a registration of Shares under Section 2(b) hereof, the Company shall be deemed to have fully satisfied its obligations to Holder under this Agreement unless Holder or holders of Registrable Securities, as the case may be, shall have elected to pay the Company's out-of-pocket expenses in connection with such Registration Statement. Such fees and expenses shall include, without limitation, (i) all registration and filing fees
(including, without limitation, fees and expenses (x) with respect to filings required to be made with the New York Stock
Exchange or such other securities exchange on which Common Stock is listed and (y) of compliance with federal securities or state
Blue Sky laws (including, without limitation, fees and disbursements of Holder's Counsel, if any, in connection with Blue Sky qualifications of the Registrable Securities, and determination of the eligibility of the Shares for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holder or holders of a majority of the Registrable Securities being sold, as the case may be, may designate, subject to the limitation on such jurisdictions contained in Section 4(h) hereof), (ii) printing expenses
(including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by Holder's
Counsel or the holders of a majority of the Registrable
Securities, as the case may be, included in any Registration Statement), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company, [and of Holder's Counsel up to the maximum amount of $35,000 (but excluding any travel costs unless such travel costs are incurred in connection with travel requested by the Company) ]in connection with a registration of Shares under Section 2(a) hereof (v) fees and disbursements of all independent certified public accountants referred to in Section 4(k)(iii) hereof
(including the expenses of any special audit, if any, and "cold comfort" letters required by or incident to such performance), and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.
Notwithstanding the provisions of this Section 5, Holder shall pay all registration expenses in respect of Shares to the extent that the Company is prohibited by applicable Blue Sky laws from paying such expenses for or on behalf of Holder.

		(b)     The following costs and expenses shall be borne by
Holder: (i) all discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Shares and all legal expenses of any such Persons, (ii) all transfer taxes, if any, applicable to the distribution of the Shares, and (iii) all other expenses which do not fall within the enumeration contained in Section 5(a) hereof of expenses to be paid by the Company in connection with the Company's performance under this Agreement;
all of which expenses the selling holders of any Registrable
Securities shall be required to bear PRO RATA on the basis of the total number of Registrable Securities being registered by such holders.


	6.      INDEMNIFICATION.

		(a) INDEMNIFICATION BY THE COMPANY. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, Holder, and each person who controls Holder, from and against all losses, liabilities, claims, damages and expenses (including but not limited to reasonable attorney fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, "LOSSES"), arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by Holder expressly for use therein; PROVIDED, that the Company shall not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such Losses arise and
(ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or
(B) (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of Shares to the person asserting the claim from which such Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to the same extent as provided above with respect to the indemnification of Holder.

		(b) INDEMNIFICATION BY HOLDER. In connection with any Registration Statement in which Holder is participating, Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers and each other person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Holder to the Company expressly for use in such Registration Statement or Prospectus.
In no event (except in the case of Losses due to one or more acts of fraud committed by Holder) shall the aggregate liability of the Holder for indemnity hereunder be greater than the dollar amount of the net proceeds received by the Holder upon the sale of Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons expressly for use in any Prospectus or Registration Statement.

		(c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any person shall be entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "INDEMNIFYING
PARTY") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; PROVIDED, that the failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All such fees and expenses
(including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party on a monthly basis following written notice thereof to the indemnifying party (notwithstanding the absence of judicial determination as to the propriety and enforceability of the indemnifying party's obligation to reimburse the indemnified party for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction). In case any such action is brought against an indemnified party the indemnifying party shall be entitled to participate therein and it may elect by written notice delivered to the indemnified party within a reasonable period of time after receiving the aforesaid
Notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnifying party shall not be entitled to assume the defense thereof, if in the reasonable judgment of the indemnified party, based upon advice of its counsel, a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such claims.

		(d) CONTRIBUTION. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under
Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each appli-cable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. In no event (except in the case of Losses due to one or more acts of fraud committed by Holder) shall the Holder be required to contribute, in the aggregate, an amount greater than the dollar amount of the net proceeds received by the Holder with respect to the sale of the Registrable Securities giving rise to the contribution obligation. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable legal or other reasonable fees or expenses incurred by such party in connection with any proceeding.

	The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by PRO RATA allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


	7. RULE 144A INFORMATION REQUIREMENTS. For so long as any Shares are "restricted securities" under Rule 144, the Company agrees to (i) file the reports required to be filed by it under the Securities Act and the Exchange Act, and (ii) at such time as the Company is not subject to section 13 or 15(d) of the Exchange
Act, provide, upon request of Holder, such information as is described in Rule 144A(d)(4) as may be necessary to enable such holder to transfer Shares pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.


	8.      MISCELLANEOUS.

		(a) EXEMPTIONS TO REGISTRATION. The Company agrees to use its best efforts to qualify for exemptions to the registration requirements of the Securities Act, including but not limited to Regulation S or Section 3(a)(10) of the Securities
Act such that the filing of a registration statement and the delivery of a prospectus upon sale of the Shares shall not be required. If the Company is able to qualify for any such exemption, the Company may, at the option of Holder, assist such Holder (to the extent necessary) in effecting the sale of the Shares pursuant to such exemptions.

		(b) REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

		(c) NO CONFLICTING AGREEMENTS. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which materially conflicts with the rights granted to the Holder.

		(d) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holder.
Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration
Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

		(e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery,
(ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

			(x)     if to Holder, to Marvin Winkler, 428
		Gentlemen's Ridge, Signal Mountain, Tennessee 37377, Telecopier No.: (615)886-2083, or to such other address or addresses as Holder may subsequently furnish to the Company in writing in accordance herewith; with a required copy to: Jeffer, Mangels, Butler & Marmaro, 2121 Avenue of the Stars, Tenth Floor, Los Angeles, California 90067, Attention: Ron R. Goldie, Esq., Telecopier No.: (310)203-0567.

			(y) if to the Company, to Signal Apparel Company, Inc., 200 Manufacturers Road, Chattanooga, Tennessee
		37405, Attention: Robert J. Powell, Esq., Vice
		President, General Counsel and Secretary or to such other address as the Company may have furnished to the other parties in writing in accordance herewith, with a required copy to Witt, Gaither & Whitaker, P.C., 1100 American National Bank Building, Chattanooga, Tennessee 37402, Attention: John F. Henry, Jr., Esq.


		(f) APPROVAL OF HOLDERS. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule
405 under the Securities Act) (other than the subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

		(g) SUCCESSORS AND ASSIGNS. Any person who purchases any Shares from Holder shall be deemed, for purposes of this Agreement, to be an assignee of Holder. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of and be binding upon each holder of any Shares;
provided, however, that this Agreement and the rights, remedies, obligations and liabilities arising hereunder or by reason hereof shall be assignable by each such holder only to purchasers of Shares (pursuant to a transfer that complies with the Securities
Act) that agree in writing with the Company to be bound by the terms, provisions and conditions of this Agreement as if such purchasers were signatories hereto.

		(h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

		(i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

		(j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
TENNESSEE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE
STATE OF TENNESSEE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF
LAWS.

		(k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

		(l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Common Stock of the Company issued pursuant to the Employment Agreement and the Warrant Certificate. Except as provided in the Employment
Agreement or Warrant Certificate, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Common Stock of the Company. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

		(m) ATTORNEYS' FEES AND COSTS. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees and costs in addition to any other available remedy.

		(n) FURTHER ASSURANCES. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

		(o) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate on the Expiration Date, except for any liabilities or obligations under Sections 5 or 6 or the provisos of Section 4(l) above, which shall remain in effect in accordance with their terms.

	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                           				SIGNAL APPAREL COMPANY, INC.


                           				By:/s/ William H. Watts
                            			Name:  William H. Watts
                           				Title: Chief Financial Officer


                           				MW HOLDINGS, L.P.
                           				BY:  MW EQUITIES, INC., GENERAL PARTNER


                           				By:  /s/ Marvin Winkler
                               					MARVIN WINKLER, PRESIDENT




                           				/s/     MARVIN WINKLER




                           				/s/     SHERRI WINKLER